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                              SPECIAL WARRANTY DEED


This Indenture, dated as of the 2nd day of July, 2002, but executed on the date shown on the signature page,

Between Loyal Plaza Venture, L.P., a Delaware limited partnership (hereinafter called the Grantor), of the first part,

and Loyal Plaza Associates, L.P., a Delaware limited partnership


(hereinafter called the Grantee), of the second part,

                  Witnesseth that the said Grantor, for and in consideration of the sum of Ten Dollars ($10.00) lawful money of the United States of America, unto it well and truly paid by the said Grantee, at or before the sealing and delivery hereof, the receipt whereof is hereby acknowledged, has granted, bargained and sold, released and confirmed, and by these presents does grant, bargain and sell, release and confirm unto the said Grantee, its successors and assigns,

           All that certain real property described in the Exhibit "A" attached hereto and made a part hereof.


                  Being the same premises which were conveyed to Grantor by that certain Special Warranty Deed dated May 31, 2001, and recorded in Record Book 3817, Page 240, at Lycoming County, Pennsylvania.


                  Together with all and singular the buildings and improvements, ways, streets, alleys, driveways, passages, waters, water-courses, rights, liberties, privileges, hereditaments and appurtenances, whatsoever unto the hereby granted premises belonging, or in any wise appertaining, and the reversions and remainders, rents, issues, and profits thereof, and all the estate, right, title, interest, property, claim and demand whatsoever of the said Grantor, as well at law as in equity, of, in, and to the same and every part thereof.

                  To have and to hold the said lot or piece of ground above described, with the buildings and improvements thereon erected, hereditaments and premises hereby granted, or mentioned and intended so to be, with the appurtenances, unto the said Grantee, its successors and assigns, to and for the only proper use and behoof of the said Grantee, its successors and assigns forever.

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                  And the said Grantor, for itself, its successors and assigns does covenant, promise and agree, to and with the said Grantee, its successors and assigns, by these presents, that it, the said Grantor, and its successors and assigns, all and singular the hereditaments and premises hereby granted or mentioned and intended so to be, with the appurtenances, unto the said Grantee, its successors and assigns, against it, the said Grantor, and its successors and assigns, and against all and every person and persons whomsoever lawfully claiming or to claim the same or any part thereof by, from or under him, her, them or any of them, shall and will Warrant and forever Defend.

                  This Deed may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single Deed.

                  In Witness Whereof, the said Grantor has duly executed this Deed on the date first above written.


                                  LOYAL PLAZA VENTURE, L.P., a Delaware
                                  limited partnership
Sealed and Delivered
IN THE PRESENCE OF US:                 By: GLIMCHER LOYAL PLAZA, INC., a
                                       Delaware corporation,
_____________________________                   its general partner
 Name:_______________________
Title:_______________________           By: /s/ George A. Schmidt
                                           ---------------------------------
                                                George A. Schmidt
                                                Executive Vice President

                                        Executed on the 26th day of June, 2002


_____________________________
 Name:_______________________
Title:_______________________

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Commonwealth of Pennsylvania
                                    )
                                    :        SS.
County of Philadelphia              )


         On This, the 26th day of June, 2002, before me, the undersigned officer, personally appeared George A. Schmidt, who acknowledged himself to be the Executive Vice President of Glimcher Loyal Plaza, Inc., a Delaware corporation, the general partner of Loyal Plaza Venture, L.P., a Delaware limited partnership, and that he as such officer, being authorized to do so, executed the foregoing Special Warranty Deed for the purposes therein contained, by signing the name of the corporation by him as said officer.

         In Witness Whereof, I hereunto set my hand and official seal.


                                           /s/  Barbara B Howison
                                           -----------------------------------
                                           Notary Public
                                           (Notarial Seal)
                                             Expires 7/02/2002

The address of the above-named Grantee is:

c/o Cedar Bay Realty Advisors
44 South Bayles Avenue
Port Washington, NY 11050

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                                      DEED



                              _______________, 2002



                                        RECORD AND RETURN TO:

                                        Stuart H. Widowski, Esq.
                                        Brentway, Management LLC
                                        44 South Bayles Ave, #304
                                        Port Washington, NY 11050


                                      From

                                      Loyal Plaza Venture, L.P.

                                                Grantor

                                       to

                                       Loyal Plaza Associates, L.P.

                                                Grantee